As of June 30, 2010

Investment Strategy

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors

  Portfolio Manager invested alongside clients.
  Long-term, multi-year investment horizon and low turnover of portfolio holdings.
  Consistent application of investment philosophy through market cycles.
  Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager Arthur Q. Johnson, CFA Since fund inception Investment Advisor

A.Q. Johnson & Co., Inc. 7855 Ivanhoe Ave., Suite 210 La Jolla, CA 92037 (858) 454-4837

www.mundoval.com

Top 10 Holdings
Travelers, Inc.	3.61%
3M, Co.	3.56%
AstraZeneca, PLC	3.45%
Sanofi Aventis, SA	3.31%
Ingersoll Rand, Co.	3.25%
Unilever, PLC	3.22%
WellPoint, Inc	3.07%
Time Warner, Inc.	3.03%
Pfizer, Inc.	2.99%
Banco Santander	2.97%

Industry Diversification

Health Care	26.11%
Financials	19.51%
Industrials	12.12%
Consumer Staples	10.81%
Information Technology	10.18%
Consumer Discretionary	9.43%
Telecommunication Services	6.75%
Energy	2.69%
Materials	1.86%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	37
2009 PortfolioTurnover	15%
Net Assets (millions)	$9.55
Expense Ratio	1.50%
No sales loads or distribution fees

Average Annual Total Returns [2]

2Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

3A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $11,671 on 6/30/10. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.Mundoval.com